UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

BIOLIFE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36362	94-3076866
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3303 Monte Villa Parkway, Bothell, WA	98021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (425) 402-1400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
BioLife Solutions, Inc. Common Shares	BLFS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 18, 2019, BioLife Solutions, Inc. (the “Company”) filed a Current Report on Form 8-K (the "Original Form 8-K") with the Securities and Exchange Commission to report the results of the matters submitted to a vote by the Company's stockholders at the Company's Annual Meeting of Stockholders (the "Annual Meeting") held on June 12, 2019. This Form 8-K/A is being filed to supplement the disclosures made under Item 5.07 of the Original Form 8-K to disclose the decision of the Board of Directors of the Company (the "Board of Directors") with respect to the frequency of future stockholder advisory votes on the compensation of the Company's named executive officers. Stockholder proposals for the Company’s 2020 Annual Meeting of Stockholders, along with proof of ownership of the Company’s common stock in accordance with Rule 14a-8(b)(2), must be received by the Company not later than Wednesday, January 20, 2020.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company's stockholders voted on, among other matters, an advisory proposal concerning the frequency of holding future stockholder advisory votes to approve, on an advisory basis, the compensation of the Company's named executive officers. As previously reported in the Original Form 8-K, the results of the voting were as follows:

Approval, by non-binding advisory vote, on the frequency of advisory votes on the Company’s executive compensation

The frequency of one year for future advisory votes on the Company’s executive compensation was approved by non-binding advisory vote. The voting results were as follows:

3 Years	2 Years	1 Year	Abstentions
2,802,561	20,415	4,682,956	12,082

In light of the stockholders' vote that the advisory vote be held every year, the Board of Directors has decided that the Company will hold an annual stockholder advisory vote to approve, on an advisory basis, the compensation of the Company's named executive officers. The Company intends to continue holding such votes annually until the next required vote on the frequency of the stockholder advisory vote on named executive officer compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioLife Solutions, Inc.

Date: November 7, 2019	By:	/s/ Roderick de Greef
Roderick de Greef
Chief Financial Officer